                                                                    EXHIBIT 99.B


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2002 of El Paso Energy Partners, L.P. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith B. Forman, Vice President and Chief Financial Officer of El Paso Energy Partners Company, general partner of El Paso Energy Partners, L.P., certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Keith B. Forman
                                       -----------------------------------------
                                       Keith B. Forman
                                       Vice President and
                                       Chief Financial Officer
                                       (Principal Financial Officer)
                                       El Paso Energy Partners Company, general
                                       partner of El Paso Energy Partners, L.P.

                                       November 12, 2002